Pages where confidential treatment has been requested are stamped “Confidential Treatment

Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23M

TWENTIETH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This TWENTIETH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of January 1, 2012 (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

In connection with Customer’s migration to CSG’s Advanced Convergent Platform (“ACP”), CSG shall provide Customer with a dedicated environment which will consist of the common code base more particularly described in the Custom Roadmap as provided in the Agreement and shall not include any additional CSG Products and Services not identified in the Agreement (“Cycle D”). ******** ******* ** *******, *** *** ****** ** *******, *** ****** *** ******** ** (*) ***** *** ********** ** ******* * ** **** *** ***, * ***** ******** *******, ** *** **** ** ********** ** *** ******** *********, ** ********* ** ******* *(*) *** ******* *** ******** ***** ********* ** *** ********* (*.*., **** ********** ******* **** *** ** ********’* ****** *********** *** ** *** *** ***** *** **** (*) *********** ** ***** * ***, ****** ** ******** *** ** *** ********** ********* ** *** ********* ** **** **** ********, *** *** ********* *** ****** ******* *********** ******** *** ** ********** * ** *** *** *** *********) (“********** ** *** ******** *********”), *** (**) ***** *** ********* **** *** ******** ** ***** *** ********** ********** **** ********’* ******** **********.

1.	The Parties agree that Customers’ use of Cycle D is based upon and subject to the following assumptions and conditions:

(a)	********** ** ** *** **** ** **** *********, ****** ***** ***** ******** *** ****** ********, ********* *** *** ******* ** ****** ***, ********* ************, ********** ***** ******** (“***”), ****** ****, **********, ** ****** ****** ****** ******** (*** ******** ** **** *********, “***** ***** ****** ******** *** ********”), **** ** ******* ** ***** * ** **** **** ** ***** *. ** ********, ***** ***** ****** ******** *** ******** **** ******* ******** ********* ********** ** ************* ** *********** ****, *** ** ********* ********* *** **, *** ***** */* *******.

(b)	*** **** ****** ** ** **** ********* *** ***** ** **** ******** *** ********’* ********** ********** ******* (“***”) ************ (****/****) *** ***** * ********** ************ *** ***** **** *** ******** *** ******** ******** ** *** ** ** *** ********* **** ** **** *********.

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.	Upon the Completion of the Platform Migration, the parties agree that Customer shall be on ******* * of 2012 of the Cycle A/B production release and, depending upon the actual date of the Completion of the Platform Migration and subject to Section 3 below.

3.	******* ***** **** ******** ***** **** *** ***** ** ***** ********** **** ******** ****, ******* ** *** ********* **********:

(a)	******** ***** ******* ******* ****** ** *** ****** ** ******** *** ***** *** * ******* ***** **** ** **** **** *******-**** (**) **** ***** ** *** ***** */* ********** *******. ******** ***** ******* ********* ***** *** *** ********* ******** ****** ****** *** ****** *** *** *** ************ ** **** ** *** ***** * ********** ***********. **** ******** ********* ****** ** ********* ** **** **********, *** ******* ***** ******** ***** ** * ********* ******** ******* **** ****** *** *******-**** (**) **** ***** ** *** ***** */* ********** *******. “******** ******” ***** **** *** ********* **** *** ***** ******** ** *** ******* **** ** *** *** ************ ***** ******** ***** *** ******* **** **** **********.

(b)	*** ******** *** ***** ** ****** *** ******* ***** * ******* *** *********** ****** ******* *** **** ***** ** ********** ****** *** ******** ******. ********* ** *** **** ***, *** *** **** ** ***** *** *** ** *** ******* ********** ******* **** ******** *** *** ** ******* ** ****-**** *** *** ** *** ***** ******* **** ******** ** ******* ** **********. ** *** ***** **** *** **** *** ******* *** ******* ** ***** *** *** ** *** ******* **** ******** ** ******* ** **********, *** *** ******** ***** ** ****** *** ********** ******* ******** ** ******* **, ******** “**********” ** *** *********, ** ******* *** ******.

(c)	******** ***** ********* *** ******* ******* ** ********** **** (***** ** ***** *******) **** *** *** ************ ****** *** (*) ***** ** *** **** ******* ** ***** */* ********** **** ***** ******** **** ***** *.

(d)	******** ***** ********* *** ******* ******* ** ***** */* ********** **** (***** ** ***** *******) **** *** ***** * ********** *********** ****** *****-**** (**) **** ** *** */* ******* ********** ****.

(e)	******** **** *** ******* ** * ******** ****** (**** * “******** *******”) ** ********** **** **** ********* ***** *** ** *********** ** ***** * ********** *********** ****** **** ******** (**) **** ***** *** ********* ******* ********** **** *** ***** */*.

(f)	******** ******** ***** *** ** ******* ** ********, **** *** ********* ** *** ***** **** ***** ******* ***** **** ** ******** **** ******* * ** ****.

(g)	******* * ** **** ***** ** *********** **** *** *** ************ *** *** ***** * ********** *********** ** ***** **** ******** **, ****.

(h)	***** * ********** *********** ***** *** ** **** **** *** ******* (***** ** *****) ****** *** ***** */* **** ****, **** *** ********* **** *** ***** **** ***** ******* **** ** ******** **** ******* * ** ****.

(i)

********/******** * ** ***** ********** ****** **** *** ** ********* ****** *** ******** ****** ** ***** * *** *** ************. ********** ****** ******** ****** *** ******** ****** **** ** ******* ** ***** */* **** ** ** ***********

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

**** ***** * ****** ******* **** **********. ********/******** * ** * ********** ****** ***** ** ***** * ****** *** ********** ******** ****** **** ******* **** ******* **** ** ********* ** ** ***** ** ***** ***** *** ************** ** ***** *. ******* ******* **** ****** ********** *** **** *********** ** *** *** ******* ***** */* **** **** **** ** ******* ** ********’* ********** *** ************ ***** ** ******* *** ***** **** ** ********* ** ********** **** *** ****** ******* *** **** *********** ** ***** *.

(j)	******** ****** (“**”) ******* ********** *** ******** ****** **** ** ******** *** ******* ** ** ********** **** *** ********* ***** *** *** ******** **** ** ****** ******* *****. *** **** **** ********* ** ******** * **** ** ***** ******* *** *** ********** ********* *** ********* *** ******.

(k)	*** *** ******** ***** **** ******** ***** ** ***** **** ******** *** ******* ********** ****** ******* *****, ***** *** ****** *,*** ***** *** ******* *******. ******** *** ******* ****** ** ****** ******* ***** ******* ** ********** *** ***** ****** ** ********.

(l)	*** *** ******** ************** *** ********** ******* *** **** ******* ******** **** ** ********* ****** *** ***** * **************.

(m)	******** ****** ** ******* *** **** ******* ****** ** *** ********/******** * ******, ******* ** *** *********, ********** ** *** ***** * ********** ******* ***** ** ******* ** **********. ** *** ***** **** ******** *** *** ***** **** * ********/******** * ***** ****** ***** ** ******* ** *** ***** * ********** ***********, *** ****** *** ** ********* *** **** **** ********** ***** *** ******** * ***** ** ******** ** ******* ** * ******** * ** * *****. ** *** ***** **** ******** *** *** ** *** ******** ***** ** ** *** ******** ***** ** ********** ** *** *****, *** *** ******** ***** ** ******* *** ****** ** ********* *** ******* ******** ** ******* **, ******** “**********” ** *** *********. *** *********** ******** ****** ***** *** ** ********* ** *** ***** ********** ******** ** *** ******* *** ********/******** ****** **********.

4.	Schedule H, entitled “CSG Systems, Inc. Business Continuity/Disaster Recovery Plan” will only apply to CSG production systems running on the particular CSG production code applicable to Customer at the time of disaster or recovery exercise.

5.	CSG and Customer agree to amend Schedule F, Fees, CSG Services, Section I, entitled “Processing,” subsection E.4, entitled “Database Maintenance and Programming Request,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
*) ******** **** ***** * ******** (****** (**) ******* ******** ** ****) **** *	******* **** ****	***,***.**

**** *: ** *** ***** **** ******** ** *** ******** ** *** ** ******** **, **** ***** **** ****** ****** ****** ** ***, *** ****** ** ******* * ****** ** ********’* **** ******* ******* **** **** ** ******** *** *** ******** **** ***** * *******.

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*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network l.l.c.			CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Michael J. Henderson
Name: Michael K. McClaskey			Name: Michael J. Henderson
Title: Senior Vice President and Chief Information Officer			Title: EVP Sales & Marketing
Date: 1-12-12			Date: 1/13/12

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